WCI Communities Third Quarter 2014 - Earnings Conference Call November 4, 2014 Exhibit 99.2

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Disclosure Statement
This presentation contains forward-looking statements. All statements that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws, and should be evaluated as such. Forward-looking statements include information concerning the Company’s future goals, expected growth, market conditions and outlook (including the estimates, forecasts, statements and projections relating to Florida or national markets prepared by John Burns Real Estate Consulting), expected liquidity and possible or assumed future results of operations, including descriptions of its business plan and strategies. These forward-looking statements may be identified by the use of such forward-
looking terminology, including the terms “believe,” “estimate,” “project,” “anticipate,” “expect,” “seek,” “predict,” “contemplate,”
“continue,” “possible,” “intend,” “may,” “might,” “will,” “could,” “would,” “should,” “forecast,” or “assume” or, in each case, their negative, or other variations or comparable terminology.
For more information concerning factors that could cause actual results to differ materially from those contained in the forward-looking statements, please refer to “Risk Factors” in Item 1A of Part I of our Annual Report on Form 10-K filed by the Company with the
Securities and Exchange Commission on February 27, 2014 and subsequent filings by the Company. The Company bases these forward-
looking statements or projections on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances and at such time. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements or projections. Although the Company believes that these forward-looking statements and projections are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements and projections. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. If the Company does update one or more forward-looking statements, there should be no inference that it will make additional updates with respect to those or other forward-looking statements.
In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains the non-GAAP financial measures EBITDA, Adjusted EBITDA and Adjusted gross margin from homes delivered. The reasons for the use of these measures, a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these measures are included below in the appendix to this presentation.

Pensacola
Lost Key Marina & Yacht Club
Perdido Key
Lost Key Golf & Beach Club
Palm Coast
Hammock Dunes
Gulf of Mexico
Atlantic Ocean
Westshore Yacht Club
Tampa
Tidewater Preserve
Rosedale
Bradenton
Venetian Golf & River Club
Sarasota National
Venice
Pelican Preserve
Hampton Park
Porto Romano at Miromar Lakes
Shadow Wood Preserve
Fort Myers
The Colony Golf & Bay Club
Bonita Springs
Naples
Coral Springs
Parkland
Heron Bay
Carrara at Talis Park
Hammock Bay
Raffia Preserve
Livingston Lakes
Naples Master Planned
Tiburón
Artesia

BERKSHIRE HATHAWAY HomeServices Florida Realty

WCI The Experience Is Everything

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Cash
58%
LTV 1-64%
12%
LTV 65-80%
23%
LTV >80%
7%
Buyer Profile with Low Reliance on Financing
WCI Communities at a Glance
Lifestyle community developer and
luxury homebuilder throughout Florida
Target move-up, second-home and
active adult customers
– High average selling prices - $427k on
3Q14 deliveries
– High proportion of all cash buyers - 58% in
3Q14; 59% year to date
– Low cancellation rate – 6.5% in 3Q14
Approximately 10,400 home sites
owned and controlled as of
September 30, 2014
Conservative balance sheet with $170
million of cash
Continued Homebuilding new order and
neighborhood count growth
Complementary and value-add Real
Estate Services & Amenities
businesses
Geographic Footprint
Loan to Value Percentage – 3Q14 Deliveries

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Note:  Florida as referenced to John Burns Real Estate Consulting and in the charts represents a compilation of the major FL markets
(1) US Census Bureau
(2) John Burns Real Estate Consulting, October 2014
(3) Florida Realtors’ ® Florida Housing Market statewide data reports
(4) Metrostudy
Compelling Florida Real Estate Market Opportunity
Florida building permits year to date 2014 –
2
nd
highest in the nation (1)
– LTM permits still ~70% off peak
– LTM single family permit growth of 6.5%,
compared to (0.8%) nationally
(2)
Florida is a leading growth state
– Population growth – 3
rd
highest growth state
(1)
– Household growth rate three times the national
rate
(2)
– Job growth rate 20% higher than the national
rate
(2)
– Sarasota/Bradenton and Naples/Ft.Myers
ranked among the top 10 national markets for
year-over-year starts growth
(4)
Southern Florida ranked as the #1 market in the
U.S. in October 2014
(2)
(includes Naples,  Ft. Myers,
Sarasota, West Palm Beach, Miami and Ft. Lauderdale)
Strong resale market
– September 2014 was the 34th consecutive
month of  year over  year increase in median
sale prices for both single and multi-family
homes
(3)
Household Growth – YOY Percent Change
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
2010 2011 2012 2013 Aug-14 TTM
Florida National
Source: Moody's Analytics, John Burns R.E. Consulting, Pub: Oct-14
Months Supply of Resale Inventory - Single Family
(3)
5.4 5.4
5.1
4.7 4.7
4.1
Florida Naples Ft.Lauderdale* Ft.Myers Tampa Bradenton/Sarasota
Note: Ft.Lauderdale represents Broward County only; other locations represent MSA

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Continued New Order Growth ($ in thousands)
128
415
172
572
3Q YTD
New Orders
2013 2014
+34%
+38%
$54,411
$183,347
$84,001
$278,750
3Q YTD
Contract Value of New Orders
2013 2014
+54%
+52%
$425
$442
$488
$487
3Q YTD
New  Orders ASP
2013 2014
+15%
+10%
2.6%
3.4%
3.9%
3.2%
3Q YTD
New Orders
Incentives % of Base Price
2013 2014
-20 bps
+130 bps

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Continued Deliveries and Backlog Growth ($ in thousands)
141
342
146
406
3Q YTD
Deliveries
2013 2014
+4%
+19%
328
459
3Q13 3Q14
Backlog Units
3Q13 3Q14
+40%
$154,239
$252,308
3Q13 3Q14
Contract Value of Backlog
3Q13 3Q14
+64%
ASP - $470
ASP - $550
$429
$423
$427
$422
3Q YTD
ASP per Home Delivered
2013 2014

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Executing on the Long Term Growth Strategy
(1) Measured as a percentage of total homebuilding revenues
(2) Percentage measured as a percentage of total revenues
17.0%
17.2%
3.0%
1.5%
20.0%
18.7%
YTD 2013 YTD 2014
SG&A % (1)
Non-Cash Incentive Comp
$25.7
$23.7
YTD 2013 YTD 2014
Adjusted EBITDA (2)
($ in millions)
11.6%
9.3%
HB
$145.1
HB
$171.3
RES
$60.9
RES
$67.8
AM  $16.6
AM  $17.3
$222.6
$256.4
YTD 2013 YTD 2014
Revenues
($ in millions)
HB
$44.4
HB
$46.9
RES  $3.2
RES  $1.8
AM  $(1.7)
AM  $(1.2)
$45.9
$47.5
YTD 2013 YTD 2014
Gross Margin
($ in millions)

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6,483
5,872
5,390
379
2,635
4,977
6,862
8,507
10,367
4Q12 4Q13 3Q14
Legacy New Acquisitions
Strong Land Portfolio Positions WCI for Future Growth
Land portfolio totals approximately
10,400 owned and controlled home
sites
High quality land in constrained
markets
21% increase from the
approximately 8,600 owned and
controlled home sites in September
2013
84% Owned  / 16% Optioned
Low basis legacy land marked to fair
value in 2009 represents 52% of the
total portfolio
Experienced team with extensive
land development expertise
Actively pursuing additional land
acquisition opportunities throughout
Florida
Owned and Controlled Home Sites

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Selected Third Quarter and YTD Operating Results
Note:  Some variance percentages have been rounded to tie to third quarter 2014 Form 10-Q.
$ in thousands, except per share amounts
2014 2013 Variance % 2014 2013 Variance %
Homebuilding revenues 62,381 $       60,802 $       2.6% 171,294 $    145,054 $    18.1%
Real estate services revenues 22,886          20,524          11.7% 67,848          60,915          11.3%
Amenities revenues 4,393            4,192            4.8% 17,257          16,620          4.2%
Total revenues 89,660          85,518          4.9% 256,399        222,589        15.2%
Total gross margin 15,698          17,157          -8.5% 47,539          45,863          3.7%
Income tax (expense) benefit (1,703)           -                 NM (6,337)           85                  NM
Net income (loss) attributable to common shareholders 3,140 $         (17,022) $     NM 8,958 $         (8,230) $        NM
Earnings (loss) per share - diluted 0.12 $           (0.71) $          NM 0.34 $           (0.41) $          NM
Weighted average number of shares outstanding - diluted 26,307          24,138          9.0% 26,272          20,099          30.7%
SG&A expenses as a percent of Homebuilding revenues 17.7% 16.9% +80 bps 18.7% 20.0% -130 bps
Adjusted gross margin percentage 28.6% 31.3% -270 bps 29.5% 32.6% -310 bps
Adjusted EBITDA 7,847 $         11,320 $       -30.7% 23,740 $       25,724 $       -7.7%
Homes delivered 146                141                3.5% 406                342                18.7%
Average selling price per home delivered 427 $            429 $            -0.5% 422 $            423 $            -0.2%
New orders 172                128                34.4% 572                415                37.8%
Average selling price per new order 488 $            425 $            14.8% 487 $            442 $            10.2%
Backlog units 459                328                39.9%
Average selling price per backlog unit 550 $            470 $            17.0%
Three Months Ended September 30, Nine Months Ended September  30,

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Strong Balance Sheet with Ample Liquidity
Conservative balance sheet
positioned to execute growth
strategy
Year to date investment in
land and land development
of approximately $111
million
Undrawn $75 million
revolving credit facility
(1) Available liquidity includes the $75 million of borrowing capacity under a four-year revolving credit facility and $8 million of borrowing capacity available under a revolving credit facility with Stonegate Bank.
(2) Net Debt represents total debt excluding premium less cash and cash equivalents; capital represents net debt plus total equity.
$ in thousands
Cash & cash equivalents 169,541 $                       213,352 $
Real estate inventories 420,045                          280,293
Senior notes due 2021 250,000                          200,000
Total equity 421,022                          409,864
Total capitalization 671,022                          609,864
Availabile liquidity
(1)
252,541                          296,352
Debt to capitalization 37.3% 32.8%
Net debt to capital
(2)
16.0% NM
(Cash + inventory)  / debt 2.36                                 2.47
September 30, 2014 December 31, 2013

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Key Takeaways
Fully integrated Florida luxury homebuilder and
community developer
Focus on move-up, second-home and active
adult customer segments
Complementary and strategic Amenities and
Real Estate Services businesses
Florida real estate market remains strong
Continued growth
Actively pursuing land acquisition opportunities
Leverage the scalable operating platform
Experienced and talented team
– Orders & deliveries
– Neighborhood counts

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2014 2013 2014 2013
($ in thousands)
Homebuilding gross margin 16,444 $            17,810 $            46,940 $            44,433 $
Less: gross margin from land and home sites -                        166                   -                        201
Gross margin from homes delivered 16,444              17,644              46,940              44,232
Add: capitalized interest in cost of sales 1,386                1,317                3,653                2,880
Adjusted gross margin from homes delivered 17,830 $            18,961 $            50,593 $            47,112 $
Gross margin from homes delivered as a percentage
   of revenues from homes delivered 26.4% 29.2% 27.4% 30.6%
Adjusted gross margin from homes delivered as a
   percentage of revenues from homes delivered 28.6% 31.3% 29.5% 32.6%
Three Months Ended
September 30, September 30,
Nine Months Ended
Reconciliation of Non-GAAP Financial Measures
Adjusted Gross Margin from Homes Delivered
Reconciliation of Non-GAAP Financial Measures
In addition to the results reported in accordance with U.S. generally accepted accounting principles (“GAAP”), we have provided information in this presentation relating to adjusted gross margin from homes delivered, EBITDA and Adjusted EBITDA (as defined below).
Adjusted Gross Margin from Homes Delivered
We calculate adjusted gross margin from homes delivered by subtracting the gross margin from land and home sites, if any, from Homebuilding gross margin to arrive at gross margin from homes delivered. Adjusted gross margin from homes delivered is calculated by adding asset impairments, if any, and capitalized interest in cost of sales to gross margin from homes delivered. Management uses adjusted gross margin from homes delivered to evaluate operating performance in our Homebuilding segment and make strategic decisions regarding sales price, construction and development pace, product mix and other operating decisions. We believe that adjusted gross margin from homes delivered is relevant and useful to investors and other interested parties for evaluating our comparative operating performance from period to period and among companies within the homebuilding industry as it is reflective of overall profitability during any given reporting period. This measure is considered a non-GAAP financial measure and should be considered in addition to, rather than as a substitute for, the comparable GAAP financial measures when evaluating our operating performance. Although other companies in the homebuilding industry report similar information, the methods used by such companies may differ from our methodology and, therefore, may not be comparable. We urge investors and other interested parties to understand the methods used by other companies in the homebuilding industry to calculate gross margins and any adjustments to such amounts before comparing our measures to those of such other companies.
The table below reconciles adjusted gross margin from homes delivered to the most directly comparable GAAP financial measure, Homebuilding gross margin, for the periods presented herein.

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Reconciliation of Non-GAAP Financial Measures (continued)
EBITDA and Adjusted EBITDA
EBITDA and Adjusted EBITDA
Adjusted EBITDA measures performance by adjusting net income (loss) attributable to common shareholders of WCI Communities, Inc. to exclude, if any, interest expense, capitalized interest in cost of sales, income taxes, depreciation (‘‘EBITDA’’), preferred stock dividends, income
(loss) from discontinued operations, other income, stock-based and other non-cash long-term incentive compensation expense, asset impairments and expenses related to early repayment of debt. We believe that the presentation of Adjusted EBITDA provides useful information to investors and other interested parties regarding our results of operations because it assists those parties and us when analyzing and benchmarking the performance and value of our business. We also believe that Adjusted EBITDA is useful as a measure of comparative operating performance from period to period and among companies in the homebuilding industry as it is reflective of changes in pricing decisions, cost controls and other factors that affect operating performance, and it removes the effects of our capital structure (such as preferred stock dividends and interest expense), asset base (primarily depreciation), items outside of our control (primarily income taxes) and the volatility related to the timing and extent of non-operating activities (such as discontinued operations and asset impairments). Accordingly, we believe that this measure is useful for comparing general operating performance from period to period. Other companies may define Adjusted EBITDA differently and, as a result, our measure of Adjusted EBITDA may not be directly comparable to Adjusted EBITDA of other companies. Although we use Adjusted EBITDA as a financial measure to assess the performance of our business, the use of Adjusted EBITDA is limited because it does not include certain material costs, such as interest and income taxes, necessary to operate our business. Adjusted EBITDA and EBITDA should be considered in addition to, and not as substitutes for, net income (loss) in accordance with GAAP as a measure of performance. Our presentation of EBITDA and Adjusted
EBITDA should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Our EBITDA-based measures have limitations as analytical tools and, therefore, investors and other interested parties should not consider them in isolation or as substitutes for analyses of our results as reported under GAAP. Some such limitations are:
Because of these limitations, our EBITDA-based measures are not intended to be alternatives to net income (loss), indicators of our operating performance, alternatives to any other measure of performance in conformity with GAAP or alternatives to cash flow provided by (used in)
operating activities as measures of liquidity. Investors and other interested parties should therefore not place undue reliance on our EBITDA-
based measures or ratios calculated using those measures. Our GAAP-based measures can be found in our unaudited consolidated financial statements in Item 1 of the Quarterly Report on Form 10-Q that we plan to file with the Securities and Exchange Commission on or before
November 7, 2014.
they do not reflect the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations;
they are not adjusted for all non-cash income or expense items that are reflected in our consolidated statements of cash flows;
they do not reflect the interest expense necessary to service our debt; and
other companies in our industry may calculate these measures differently than we do, thereby limiting their usefulness as comparative measures.

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Reconciliation of Non-GAAP Financial Measures (continued)
EBITDA and Adjusted EBITDA (continued)
(1) Represents capitalized interest expensed in cost of sales on home deliveries and land and home site sales.
(2) Represents the Company’s income taxes as reported in its unaudited consolidated statements of operations.
(3) Represents a reduction in net income attributable to WCI Communities, Inc. pertaining to its preferred stock wherein we (i) exchanged 903,825 shares of our common stock (valued at $19.0 million) for 10,000 outstanding shares of our Series A preferred stock during July 2013 and (ii) paid $0.7 million in cash to purchase the one outstanding share of our Series B preferred stock during April 2013. All such shares of preferred stock, which were carried at a nominal value on our consolidated balance sheets, have been cancelled and retired. In accordance with Accounting Standards Codification 260, Earnings Per Share, paragraph 10-S99-2, any difference between the consideration transferred to our preferred stock shareholders and the corresponding book value has been (i) characterized as a preferred stock dividend in the Company’s unaudited consolidated statements of operations during the period that the related transaction was completed and (ii) deducted from net income attributable to WCI Communities, Inc. to arrive at net income (loss) attributable to common shareholders of WCI Communities, Inc.
(4) Represents the Company’s other income, net as reported in its unaudited consolidated statements of operations.
(5) Represents expenses recorded in the Company’s unaudited consolidated statements of operations related to its stock-based and other non-cash long-term incentive compensation plans.
(6) Represents expenses related to early repayment of debt as reported in the Company’s unaudited consolidated statements of operations during the three and nine months ended September 30, 2013, including write-offs of unamortized debt discount and debt issuance costs and a prepayment premium related to our voluntary prepayment during August 2013 of the entire outstanding principal amount of the Company’s Senior Secured Term Notes due 2017.
The table below reconciles EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure, net income (loss)
attributable to common shareholders of WCI Communities, Inc., for the periods presented herein.
2014 2013 2014 2013
($ in thousands)
Net income (loss) attributable to common
  shareholders of WCI Communities, Inc. 3,140 $             (17,022) $           8,958 $             (8,230) $
Interest expense 191                   184                   876                   1,798
Capitalized interest in cost of sales (1) 1,386                1,317                3,653                2,880
Income taxes (2) 1,703                -                        6,337                (85)
Depreciation 678                   505                   1,910                1,513
EBITDA 7,098                (15,016)             21,734              (2,124)
Preferred stock dividends (3) -                        18,980              -                        19,680
Other income, net (4) (107)                  (29)                     (535)                  (1,249)
Stock-based and other non-cash long-term
  incentive compensation expense (5) 856                   2,280                2,541                4,312
Expenses related to early repayment of debt (6) -                        5,105                -                        5,105
Adjusted EBITDA 7,847 $             11,320 $            23,740 $            25,724 $
Adjusted EBITDA margin 8.8% 13.2% 9.3% 11.6%
Three Months Ended
September 30, September 30,
Nine Months Ended